Exhibit 24

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints C. Ronald Blankenship and A. Richard Moore, Jr., and each of them, with full power to act without the other, such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement, and any and all amendments thereof (including post-effective amendments), and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ WILLIAM D. SANDERS William D. Sanders	Chairman of the Board of Trustees	April 27, 2010

/S/ JAMES A. EIDAM James A. Eidam	Trustee	April 27, 2010

/S/ JOHN P. FRAZEE, JR. John P. Frazee, Jr.	Trustee	April 27, 2010

/S/ RAY L. HUNT Ray L. Hunt	Trustee	April 27, 2010

/S/ JAY O. LIGHT Jay O. Light	Trustee	April 27, 2010

/S/ CESAR VERDES Cesar Verdes	Trustee	April 27, 2010

/S/ STUART B. MILAM Stuart B. Milam	Chief Accounting Officer (Principal Accounting Officer)	April 27, 2010

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, C. Ronald Blankenship, constitute and appoint A. Richard Moore, Jr., as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign the Registration Statement on Form S-11 of Verde Realty, any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In witness whereof, I have hereunto signed my name on the 11th day of January, 2010.

/S/ C. RONALD BLANKENSHIP
C. Ronald Blankenship

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said state, personally appeared C. Ronald Blankenship, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/S/ BRIAN P. LYONS
Notary Public
Name: Brian P. Lyons

My Commission Expires: 12/19/2010

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

I, A. Richard Moore, Jr., have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.

In witness whereof, I have hereunto signed my name on the 11th day of January, 2010.

/S/ A. RICHARD MOORE, JR.
A. Richard Moore, Jr.

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said state, personally appeared A. Richard Moore, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/S/ BRIAN P. LYONS
Notary Public
Name: Brian P. Lyons

My Commission Expires: 12/19/2010

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, A. Richard Moore, Jr., constitute and appoint C. Ronald Blankenship, as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign the Registration Statement on Form S-11 of Verde Realty, any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In witness whereof, I have hereunto signed my name on the 11th day of January, 2010.

/S/ A. RICHARD MOORE, JR.
A. Richard Moore, Jr.

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said state, personally appeared A. Richard Moore, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/S/ BRIAN P. LYONS
Notary Public
Name: Brian P. Lyons

My Commission Expires: 12/19/2010

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

I, C. Ronald Blankenship, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.

In witness whereof, I have hereunto signed my name on the 11th day of January, 2010.

/S/ C. RONALD BLANKENSHIP
C. Ronald Blankenship

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said state, personally appeared C. Ronald Blankenship, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/S/ BRIAN P. LYONS
Notary Public
Name: Brian P. Lyons

My Commission Expires: 12/19/2010

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Eric S. Dobkin, constitute and appoint C. Ronald Blankenship and A. Richard Moore, Jr., and each of them severally, as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign the Registration Statement on Form S-11 of Verde Realty, any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In witness whereof, I have hereunto signed my name on the 27th day of February, 2010.

/S/ ERIC S. DOBKIN
Eric S. Dobkin

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 27th day of February in the year 2010 before me, the undersigned, a Notary Public in and for said state, personally appeared Eric S. Dobkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/S/ LAURENCE GREENWALD
Notary Public
Name: Laurence Greenwald

My Commission Expires: December 5, 2010

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

I, C. Ronald Blankenship, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.

In witness whereof, I have hereunto signed my name on the 11th day of January, 2010.

/S/ C. RONALD BLANKENSHIP
C. Ronald Blankenship

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said state, personally appeared C. Ronald Blankenship, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/S/ BRIAN P. LYONS
Notary Public
Name: Brian P. Lyons

My Commission Expires: 12/19/2010

I, A. Richard Moore, Jr., have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.

In witness whereof, I have hereunto signed my name on the 11th day of January, 2010.

/S/ A. RICHARD MOORE, JR.
A. Richard Moore, Jr.

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 11th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said state, personally appeared A. Richard Moore, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/S/ BRIAN P. LYONS
Notary Public
Name: Brian P. Lyons

My Commission Expires: 12/19/2010